UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 19, 2026

Astrotech Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34426	91-1273737
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1817 W. Braker Lane, Suite 400, Austin, Texas	78758
(Address of Principal Executive Offices)	(Zip Code)

(512) 485-9530

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ASTC	NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.         Other Events.

As previously disclosed, on June 2, 2026, Astrotech Corporation (the “Company”), entered into an at-the-market offering agreement (the “Offering Agreement”) with H.C. Wainwright & Co., LLC, as agent (“Wainwright”), pursuant to which the Company may offer and sell shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), from time to time, through an “at the market offering” program under which Wainwright acts as sales agent.

The offer and sale of the Shares were made pursuant to a shelf registration statement on Form S-3 (File No. 333-293023) and the related base prospectus filed by the Company with the Securities and Exchange Commission (the “SEC”) on January 28, 2026 and declared effective by the SEC on January 30, 2026, as supplemented by a prospectus supplement dated June 3, 2026 (the “Prior Prospectus Supplement”) and filed with the SEC pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”) in connection with the offer and sale of up to approximately $24.5 million of shares of Common Stock pursuant to the Offering Agreement. As of August 19, 2026, the Company had sold 258,856 shares of Common Stock for gross proceeds of approximately $7.9 million, before deducting commissions to Wainwright and other expenses, under the Prior Prospectus Supplement.

On June 30, 2026, the Company filed a shelf registration statement on Form S-3 (File No. 333-297144) (the “Registration Statement”) and the related base prospectus with the SEC, which was declared effective on July 7, 2026. On August 19, 2026, the Company filed a prospectus supplement to the Registration Statement (the “Prospectus Supplement”) with the SEC in connection with the offer and sale of up to $50 million of shares (the “Shares”) of Common Stock pursuant to the Offering Agreement, which replaces and supersedes the Prior Prospectus Supplement. No further sales of shares of Common Stock will be made under the Prior Prospectus Supplement.

The legal opinion of Haynes and Boone, LLP, relating to the Shares being offered in connection with the Prospectus Supplement is filed as Exhibit 5.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Common Stock discussed herein, nor shall there be any offer, solicitation, or sale of common stock in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01.         Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
5.1	Opinion of Haynes and Boone, LLP
23.1	Consent of Haynes and Boone, LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 19, 2026	Astrotech Corporation

	By:	/s/ Thomas B. Pickens III
Name: Thomas B. Pickens III
Chief Executive Officer, Chief Technology Officer and Chairman of the Board (Principal Executive Officer and Principal Financial Officer)